UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2025

BONK, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39569	83-2455880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18801 N Thompson Peak Pkwy Ste 380, Scottsdale, AZ 85255

(Address of principal executive offices) (Zip Code)

(561) 244-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BNKK	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Warrants, each exercisable for one share of Common Stock at $8.50 per share	BNKKW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 31, 2025, Bonk, Inc. (the “Company”) held its special meeting of stockholders (the “Special Meeting”). The number of shares of common stock that voted on matters presented at the Special Meeting was 82,170,394, representing approximately 48% of the 171,441,724 shares common stock outstanding as of September 25, 2025, the record date for the Special Meeting, which represented a quorum to transact business at the Special Meeting.

The proposals are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on October 6, 2025, as amended on October 15, 2025, and are incorporated herein by reference.

Proposal 1. To approve a Certificate of Amendment to the Company’s Third Amended and Restated Certificate of Incorporation to increase the number of our authorized shares of Common Stock from 250,000,000 shares to 1,000,000,000 shares.

Votes For	Votes Against	Abstain	Broker Non-Votes
69,432,977	11,974,308	763,109	0

Proposal 2. To approve, for purposes of (i) Rule 5635(d) of The Nasdaq Stock Market LLC (“Nasdaq”), the potential issuance of 20% or more of the outstanding shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”) upon the conversion of the Company’s Series C Convertible Stock, par value $0.001 per share (the “Series C Preferred Stock”) in a transaction, other than a public offering, at below the Minimum Price, and (ii) Rule 5635(b) of Nasdaq, the potential issuance of a number of shares of Common Stock in excess of 19.99% of our outstanding shares of Common Stock upon the conversion of shares of Series C Preferred Stock, which may be deemed a “change of control” under Nasdaq Listing Rule 5635(b), each pursuant to the Securities Purchase Agreement (the “SPA”), by and between the Company and the purchaser signatory thereto, and pursuant to the Revenue Sharing Agreement, by and between the Company and the purchaser signatory thereto.

Votes For	Votes Against	Abstain	Broker Non-Votes
41,603,505	3,662,518	399,145	36,505,226

Proposal 3. To approve the Transactions, as defined in the SPA, as contemplated by the Transaction Documents, as defined in the SPA.

Votes For	Votes Against	Abstain	Broker Non-Votes
40,805,866	3,493,078	1,366,224	36,505,226

Proposal 5. To approve, for purposes of (i) Rule 5635(d) of Nasdaq, the potential issuance of 20% or more of the outstanding shares of the Common Stock in a transaction, other than a public offering, at below the Minimum Price, and (ii) Rule 5635(a) of Nasdaq, the issuance of stock or assets of another company, each pursuant to the Securities Purchase Agreement, by and between the Company and the purchasers signatory thereto.

Votes For	Votes Against	Abstain	Broker Non-Votes
41,563,335	3,720,098	381,735	36,505,226

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2025

BONK, INC.

By:	/s/ Jarrett Boon
Jarrett Boon
Chief Executive Officer